UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2017
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TRONOX LIMITED
 (Exact name of registrant as specified in its charter)
_______________________

Western Australia, Australia	001-35573	98-1026700
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

263 Tresser Boulevard, Suite 1100		Lot 22 Mason Road
Stamford, Connecticut 06901		Kwinana Beach, WA 6167 Australia

(Address of principal executive offices, including zip code)

(203) 705-3800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2017, Tronox Limited (the “Company”) announced that Tom Casey will retire from his position as Chief Executive Officer, for health reasons, effective as of May 15, 2017. Mr. Casey will remain as Chairman of the Board, where he will support the management transition and oversee the transaction processes for the acquisition of Cristal Chemicals’ titanium dioxide assets, the marketing of the Tronox Alkali business, and related matters. The Company has begun the implementation of the executive leadership transition plan, which was previously announced by the Company’s Board of Directors on March 29, 2016.

In accordance with the Board’s executive leadership transition plan, effective as of May 15, 2017, Peter Johnston will assume the role of Interim Chief Executive Officer during the period in which the Company identifies a successor to Mr. Casey. Mr. Johnston, 66, has been a director of the Company since August 1, 2012 and will also continue to serve as a director of the Company.

Mr. Johnston was appointed Global Head of Nickel Assets for Glencore in May 2013. He retired from Glencore in December 2015. Prior to this role he was Managing Director and Chief Executive Officer of Minara Resources Pty Ltd from 2001 to 2013. Mr. Johnston is currently a member of the board of NRW Holdings Limited (ASX: NWH) and was previously a director of Silver Lake Resources Limited (ASX: SLR).

In connection with his appointment as Interim Chief Executive Officer, Mr. Johnston will be replaced as independent director by Jeffry Quinn on the Company’s Corporate Governance and Nominating Committee.

The Company’s press release announcing these changes is filed as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by Tronox Limited, dated May 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED

	By:	/s/ Richard L. Muglia
Date: May 10, 2017	Name:	Richard L. Muglia
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Tronox Limited, dated May 10, 2017